Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Equity Funds	BMO Fixed Income Funds
BMO Large-Cap Value Fund	BMO Ultra Short Tax-Free Fund

BMO Mid-Cap Value Fund	BMO Short Tax-Free Fund

BMO Mid-Cap Growth Fund	BMO Short-Term Income Fund

BMO Small-Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 1, 2017 to:

Investor Class (Class Y) Prospectus for the Funds dated December 29, 2016, as supplemented

On February 8, 2017, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) approved the redesignation and conversion of Class Y shares of each Fund listed above into Class A shares of the same Fund (the “Conversion”) pursuant to a plan of redesignation and conversion (the “Plan”), subject to shareholder approval. The Board also approved one or more amendments to the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to terminate Class Y shares of the Funds.

Class Y shareholders of each Fund will be asked to approve the Conversion, as well as one or more amendments to the Articles of Incorporation to terminate the Class Y shares of the Funds, at a special meeting of shareholders. Class Y shareholders will receive a proxy statement describing in detail the Conversion and the Board’s consideration of the Conversion and the Plan, along with a proxy card and instructions on how to submit your vote.

If the Conversion is approved, any outstanding Class Y shares of a Fund on the date of redesignation and conversion will be automatically converted into Class A shares of the Fund. The Conversion will not be treated as a taxable event for federal income purposes.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.